                        ANNUAL REPORT NOVEMBER 30, 1998

                                  OPPENHEIMER

                           INTERNATIONAL GROWTH FUND

                                    [PHOTO]

                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 An Interview
   with Your Fund's
   Manager

10 Fund Performance

15 Financial
   Statements

35 Independent
   Auditors' Report

36 Federal
   Income Tax
   Information

37 Officers and
   Trustees

40 Information and
   Services


REPORT HIGHLIGHTS
------------------------------------------------------------------------------

- Stock markets throughout the world experienced extreme volatility during the third and fourth quarters of 1998.

- The Fund adhered to its longstanding investment approach in these volatile markets: seeking good companies in good businesses at good prices.

- The Fund is finding attractive opportunities in well-run businesses worldwide that we believe were punished unfairly in the recent sell-off.

AVG ANNUAL TOTAL RETURNS
FOR THE 1-YEAR PERIOD ENDED 11/30/98

CLASS A
Without            With
Sales Chg.(1)      Sales Chg.(2)
6.78%              0.64%

CLASS B
Without            With
Sales Chg.(1)      Sales Chg.(2)
5.95%              0.95%

CLASS C
Without            With
Sales Chg.(1)      Sales Chg.(2)
5.94%              4.94%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE THE STOCK MARKET CAN BE VOLATILE, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

1. Includes changes in net asset value per share without deducting any sales charges.

2. Class A return includes the current 5.75% maximum initial sales charge. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.



                    2  Oppenheimer International Growth Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
International
Growth Fund

DEAR SHAREHOLDER,
-------------------------------------------------------------------------------

In retrospect, 1998 has been an unsettling year for the financial markets. Around the world, stock and bond markets experienced considerable instability, with particular tumult being felt in Southeast Asia, Russia and Latin America. The U.S. stock market was not immune from the extreme volatility, as it climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter. In the bond market, yields on U.S. Treasury securities declined to record lows before rising modestly late in the year.

      Does the swift recovery of the U.S. stock market and the favorable economic environment for the bond market mean that domestic stocks and bonds will continue to prosper? We are optimistic over the long term, but we do expect that concerns about corporate earnings growth in a slow-growth economy will contribute to more stock market volatility in 1999. In the bond market, the Federal Reserve Board's decisions to reduce short-term interest rates should help create a positive climate for fixed income securities. While lower interest rates are generally good for bond prices, it will become more difficult for bond funds to maintain their dividends at current levels if yields decline further.

      As an Oppenheimer fund shareholder, you may wonder how this potential volatility will affect you. If you maintain a long-term perspective, as we do, short-term volatility over the coming months should have little bearing on your ability to achieve your future financial goals. That's why we continue to suggest that you adhere to your long-term investment plan. In fact, we are very encouraged that most of our shareholders stayed the course during last summer's stock market correction, avoiding the temptation of selling into a temporarily declining market.

      Finally, I would like to thank those shareholders who contacted us about our revised account statement. Response has been very positive, and we are pleased that many of you find the new format easier to read and more informative. If you have any questions about the new statement or any other matter, please don't hesitate to call us at 1-800-525-7048. In the meantime, thank you for choosing OppenheimerFunds, The Right Way to Invest.

Sincerely,

12

/s/ BRIDGET A. MACASKILL

BRIDGET A. MACASKILL                                          December 21, 1998


                    3  Oppenheimer International Growth Fund

"IT'S IMPORTANT TO MAINTAIN A LONG-TERM VIEW OF THE INTERNATIONAL MARKETS THAT IS MEASURED IN YEARS, NOT WEEKS OR FISCAL QUARTERS."

AN INTERVIEW WITH YOUR FUND'S MANAGER
-------------------------------------------------------------------------------

HOW DID THE FUND PERFORM OVER THE 12-MONTH PERIOD THAT ENDED NOVEMBER 30, 1998?

The Fund's performance was consistent with the extreme volatility experienced by the international stock markets. Although we attempted to avoid the world's most troublesome markets--Southeast Asia and Russia--the portfolio was hurt by last summer's market corrections in Europe and Latin America.

WHY HAVE THE INTERNATIONAL MARKETS BEEN SO VOLATILE?

This past summer's stock market corrections were a response to the spread of the global financial crisis that began in Asia in late 1997. When Russia defaulted on their international loan obligations in the third quarter of 1998, investors shifted their assets away from any investment perceived as risky to the highest quality most liquid asset--U.S. Treasury Bonds.

        This "flight to quality" contributed to a scarcity of capital in many markets, especially Latin America. In our opinion, investors pulled capital out of the region without regard to the fundamental soundness of Latin American businesses. As a result, stock prices there plummeted.

HOW HAVE THE MORE DEVELOPED INTERNATIONAL STOCK MARKETS FARED?

The Japanese stock market has been in decline for several years. Japan's political and economic leadership has so far been unable to address the country's persistent structural problems. In our view, the country's capital and labor need to be deployed more efficiently before Japan can recover. There have been announcements of a series of measures in attempt to tackle the problems; however, none seems to have restored confidence.


                    4  Oppenheimer International Growth Fund

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Frank Jennings
William Wilby
George Evans
(Portfolio Manager)

Although some European companies' stocks declined last summer in response to the global financial crisis, others have continued to prosper as they restructure their businesses in anticipation of the formation of the European Monetary Union (EMU) in 1999, which will create a more competitive European marketplace. In addition, we recently found particularly good opportunities in the United Kingdom, where many stocks appear inexpensive. Such companies generally have a high dividend yield, strong global franchises, relatively low valuations and high-caliber management teams.

WHAT HAS BEEN YOUR STRATEGY IN THIS INVESTMENT ENVIRONMENT?

We continue to adhere to our longstanding investment philosophy: We seek to build a diversified portfolio of good companies in good businesses, which we try to buy at good prices. We found the majority of such investment opportunities in Europe. Conversely, we found few attractive investments in Asia. We believe that current prices don't fully account for the region's financial difficulties, which are likely to be more significant and persistent than originally expected.

        We also shifted assets to those market sectors that we expected to perform best. For example, within the financial services industry, we sold stocks of global banks and brokerage firms. The global financial crisis has increased risks for financial companies with international exposure to borrowers in distressed markets. In contrast, the more domestic-oriented financial companies should benefit from the long-term growth in increased private savings.


                    5  Oppenheimer International Growth Fund

AN INTERVIEW WITH YOUR FUND'S MANAGER
-------------------------------------------------------------------------------

WHAT TYPES OF COMPANIES PROVIDED THE MOST APPEALING OPPORTUNITIES?

The media business in Europe was particularly attractive, especially companies involved in the development of technology and programming for digital television in Europe. We believe that digital television is going to be extremely popular because it will bring about the marriage of the telephone, computer, stereo and television, all in one location. The Fund's largest stock position, Canal Plus, is a French media company that launched digital television in France in 1998, and it appears likely to be the leading digital provider in Italy. It also has market share in Belgium, the Netherlands, Scandinavia, Italy and Spain. In addition, we have invested in other businesses involved in digital television, including broadcasters and a retail electronics chain.

        We have added to our holdings in Europe's health care industry because these companies are not exposed to the economic problems of Asia or Russia. We found especially attractive values in Europe's biotechnology industry, which performed poorly in 1996 and 1997. In our view, many biotech companies' stocks were unfairly punished, and our portfolio of high-quality companies puts us in a good position to deliver attractive returns when the health care sector recovers.


                    6  Oppenheimer International Growth Fund

WHAT TYPES OF COMPANIES WERE MOST DISAPPOINTING OVER THE PAST YEAR?

Our biggest disappointment was not a company or industry, but a nation: Brazil. The flight to quality among non-Brazilian investors hurt the stock prices of virtually all Brazilian companies, regardless of their current profitability or future prospects. Recently, Brazil did devalue its currency. The immediate reaction of global markets was a sell-off, on concerns of this instability spreading elsewhere. Although we expect Brazil to experience continued volatility over the short term, we remain optimistic about our investments in that market.

        Similarly, we were disappointed by the poor performance of the international small-capitalization market. Like Brazilian stocks, many small-cap stocks were punished by risk-averse investors regardless of the strength of their businesses. We expect these companies to rebound as the threat of a global financial crisis recedes. In the meantime, we have focused on a few small-cap companies that are attractively valued, have strong businesses, solid balance sheets, secure dividend payments and experienced management teams.


                    7  Oppenheimer International Growth Fund

AVG ANNUAL TOTAL RETURNS
For the Periods Ended 12/31/98(1)

CLASS A
                     Since
1 year               Inception
0.26%                14.86%

CLASS B
                     Since
1 year               Inception
0.59%                15.52%

CLASS C
                     Since
1 year               Inception
4.52%                16.39%

AN INTERVIEW WITH YOUR FUND'S MANAGER
-------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK FOR THE INTERNATIONAL STOCK MARKETS?

We are cautious over the near term and optimistic over the long term. Economic growth in much of the world is slowing, which has negative implications for corporate earnings. However, in October, the International Monetary Fund, the U.S. Federal Reserve Board and other nations' central banks announced measures designed to alleviate adverse financial conditions. Perhaps most significant, the Japanese government announced a plan to restructure its ailing banking system and stimulate its economy, which has been in recession for several years. With a possible end to the financial crisis in sight, investors became more comfortable assuming the risks inherent in the international equity markets.

        In the meantime, we are increasingly finding attractive opportunities in well managed, fundamentally sound companies. In addition, we believe that valuations in Latin America are extremely low. In our view, any restoration of investor confidence in the region should have a particularly beneficial effect on stock prices there.

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A, B and C shares were first publicly offered on 3/25/96. Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the applicable contingent deferred sales charge of 1% for the 1-year result. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

2. Portfolio is subject to change. Percentages are as of November 30, 1998, and are based on total market value of investments.




                    8  Oppenheimer International Growth Fund

REGIONAL ALLOCATION(2)
[PIE CHART]

- EUROPE               76.8%
- LATIN AMERICA         9.1
- UNITED STATES/
  CANADA                7.2
- ASIA                  5.8
- EMERGING EUROPE       1.1

Regardless of the short-term challenges and opportunities international stock markets provide over the next few months, we will continue to maintain a long-term view of the markets that is measured in years, not weeks or fiscal quarters. At OppenheimerFunds, we believe that this approach to investing is an important part of The Right Way to Invest.

TOP 10 COUNTRY HOLDINGS(2)
 ...........................................................................
Great Britain                                                          29.1%
 ...........................................................................
France                                                                 15.4
 ...........................................................................
Germany                                                                 7.2
 ...........................................................................
United States                                                           7.2
 ...........................................................................
The Netherlands                                                         6.6
 ...........................................................................
Brazil                                                                  6.2
 ...........................................................................
Switzerland                                                             4.4
 ...........................................................................
Portugal                                                                4.3
 ...........................................................................
Australia                                                               2.5
 ...........................................................................
Japan                                                                   2.5
 ...........................................................................


TOP 10 STOCK HOLDINGS(2)
 ...........................................................................
Canal Plus                                                              3.8%
 ...........................................................................
Altran Technologies SA                                                  3.6
 ...........................................................................
Cadbury Schweppes plc                                                   3.2
 ...........................................................................
Energis plc                                                             2.8
 ...........................................................................
Glaxo Wellcome plc                                                      2.4
 ...........................................................................
Novartis AG                                                             2.3
 ...........................................................................
British Sky Broadcasting Group plc                                      2.2
 ...........................................................................
Julius Baer Holding AG, Cl. B                                           2.1
 ...........................................................................
Williams plc                                                            2.0
 ...........................................................................
Wella AG, Preference                                                    1.9
 ...........................................................................


                    9  Oppenheimer International Growth Fund

FUND PERFORMANCE
-------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended November 30, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

        - MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended November 30, 1998, Oppenheimer International Growth Fund's performance was largely determined by the widely divergent performance of the world's stock markets. The industrialized nations of Europe led the world in stock market performance, and the Fund benefited from its substantial exposure to stocks there, especially among media companies. However, gains in Europe were offset by weakness in Latin American stock markets. The Fund's portfolio holdings, allocations and management strategies are subject to change.

        - COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until November 30, 1998. In each case, performance is measured since the inception of the Fund on March 25, 1996. The Fund's performance reflects the deduction of the 5.75% maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.



                   10  Oppenheimer International Growth Fund

        The Fund's performance is compared to the performance of the Morgan Stanley Capital International EAFE Index, an unmanaged index of the performance of 20 of the principal stock markets in Europe, Australia and the Far East, and is widely recognized as a measure of international stock performance. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

                   11  Oppenheimer International Growth Fund

FUND PERFORMANCE
-------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGES IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer International Growth Fund (Class A) and Morgan Stanley Capital International EAFE Index

[The following table was originally a line graph in the printed materials.]

                        Oppenheimer             EAFE Index
3/25/96                  9425                   10000
11/30/96                 11065                  10462
11/30/97                 13544                  10449
11/30/98                 14461                  12202

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 11/30/98(1)
1 Year  0.64%           Life    14.75%

CLASS B SHARES

[The following table was originally a line graph in the printed materials.]

                        Oppenheimer             EAFE Index
3/25/96                  10000                  10000
11/30/96                 11650                  10462
11/30/97                 14150                  10449
11/30/98                 14692                  12202

COMPARISON OF CHANGES IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer International Growth Fund (Class B) and Morgan Stanley Capital International EAFE Index


AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 11/30/98(2)
1 Year  0.95%           Life    15.43%

                   12  Oppenheimer International Growth Fund

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer International Growth Fund (Class C) and Morgan Stanley Capital International EAFE Index

[The following table was originally a line graph in the printed materials.]

                        Oppenheimer             EAFE Index
3/25/96                 10000                   10000
11/30/96                11660                   10462
11/30/97                14170                   10449
11/30/98                15012                   12202

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 11/30/98(3)
1 Year  4.94%           lIFE    16.36%


The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Morgan Stanley Capital International EAFE Index in each graph begins on 3/29/96.

1. The inception date of the Fund (Class A shares) was 3/25/96. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 3/25/96. The average annual total returns are shown net of the applicable 5% (1-year) and 3% (since inception) contingent deferred sales charges. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.

3. Class C shares of the Fund were first publicly offered on 3/25/96. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Past performance is not predictive of future performance.


                   13  Oppenheimer International Growth Fund

FINANCIALS
--------------------------------------------------------------------------------




























                    14  Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS  November 30, 1998

                                                                                                    MARKET VALUE
                                                                                    SHARES          SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.3%
----------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--18.9%
----------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--1.1%
Brazil Realty SA, GDR(1)                                                               45,000       $    550,809
----------------------------------------------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA                                              1,201,666          3,341,240
                                                                                                    ------------
                                                                                                       3,892,049

----------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--2.7%
Granada Group plc                                                                     400,000          6,245,873
----------------------------------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                                      40,000          3,712,983
                                                                                                    ------------
                                                                                                       9,958,856

----------------------------------------------------------------------------------------------------------------
MEDIA--11.3%
Canal Plus                                                                             62,000         14,269,061
----------------------------------------------------------------------------------------------------------------
Carlton Communications plc                                                            505,572          4,034,796
----------------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc.(2)                                         52,300          3,262,212
----------------------------------------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR(1)(2)                                                165,000          4,197,187
----------------------------------------------------------------------------------------------------------------
Lusomundo SGPS SA(2)(3)                                                               382,000          4,769,353
----------------------------------------------------------------------------------------------------------------
Prosieben Media AG, Preferred                                                         101,000          4,849,288
----------------------------------------------------------------------------------------------------------------
Roto Smeets de Boer                                                                    80,000          3,230,918
----------------------------------------------------------------------------------------------------------------
Singapore Press Holdings Ltd.                                                         262,800          2,792,390
                                                                                                    ------------
                                                                                                      41,405,205

----------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--2.7%
SkyePharma plc(2)                                                                   4,100,600          5,550,132
----------------------------------------------------------------------------------------------------------------
Sonae Investimentos                                                                    90,000          4,256,969
                                                                                                    ------------
                                                                                                       9,807,101

----------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--1.1%
Dixons Group plc                                                                      340,000          4,141,688


                    15  Oppenheimer International Growth Fund

                                                                                                    MARKET VALUE
                                                                                    SHARES          SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--16.7%
----------------------------------------------------------------------------------------------------------------
BEVERAGES--3.2%
Cadbury Schweppes plc                                                                 791,528       $ 11,889,121
----------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--7.7%
Biocompatibles International plc(2)                                                 2,692,585          4,111,054
----------------------------------------------------------------------------------------------------------------
Genset, Sponsored ADR(2)                                                              125,000          3,609,375
----------------------------------------------------------------------------------------------------------------
Glaxo Wellcome plc                                                                    280,761          8,883,845
----------------------------------------------------------------------------------------------------------------
Novartis AG                                                                             4,650          8,755,338
----------------------------------------------------------------------------------------------------------------
Oxford Molecular Group plc(2)                                                         690,000            609,319
----------------------------------------------------------------------------------------------------------------
Torii Pharmaceutical Co. Ltd.                                                         101,000          2,111,698
                                                                                                    ------------
                                                                                                      28,080,629

----------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--3.9%
Fresenius Medical Care AG                                                              57,000          3,450,363
----------------------------------------------------------------------------------------------------------------
Nichii Gakkan Co.                                                                      75,000          2,928,733
----------------------------------------------------------------------------------------------------------------
Novogen Ltd.(2)                                                                       316,828            477,300
----------------------------------------------------------------------------------------------------------------
Ortivus AB, Cl. B(2)                                                                  501,400          3,325,220
----------------------------------------------------------------------------------------------------------------
Pliva d.d., Sponsored GDR(1)                                                          253,400          3,991,050
                                                                                                    ------------
                                                                                                      14,172,666

----------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--1.9%
Wella AG, Preference                                                                    8,000          7,110,376
----------------------------------------------------------------------------------------------------------------
ENERGY--2.2%
----------------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS--1.6%
Cie Generale de Geophysique SA(2)                                                      35,000          2,397,429
----------------------------------------------------------------------------------------------------------------
Expro International Group plc                                                         625,000          3,301,202
                                                                                                    ------------
                                                                                                       5,698,631


                    16  Oppenheimer International Growth Fund

                                                                                                    MARKET VALUE
                                                                                  SHARES            SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--0.6%
Petroleo Brasileiro SA, Preference                                                 15,295,000       $  2,177,802
----------------------------------------------------------------------------------------------------------------
FINANCIAL--17.4%
----------------------------------------------------------------------------------------------------------------
BANKS--12.3%
Banco Bradesco SA, Preference                                                     350,000,000          2,535,478
----------------------------------------------------------------------------------------------------------------
Banco de Galicia y Buenos Aires SA de CV, Sponsored ADR                               162,997          3,504,435
----------------------------------------------------------------------------------------------------------------
Banco Espirito Santo e Comercial de Lisboa SA                                         132,500          4,120,064
----------------------------------------------------------------------------------------------------------------
Banco Pinto & Sotto Mayor SA                                                          158,400          2,896,607
----------------------------------------------------------------------------------------------------------------
Bank Austria AG                                                                        60,000          3,111,976
----------------------------------------------------------------------------------------------------------------
Bayerische Hypo-Und Vereinsbank                                                        50,000          4,503,041
----------------------------------------------------------------------------------------------------------------
BHF-Bank AG                                                                            77,000          3,046,714
----------------------------------------------------------------------------------------------------------------
Julius Baer Holding AG, Cl. B                                                           2,445          7,959,682
----------------------------------------------------------------------------------------------------------------
National Westminster Bank plc                                                         365,169          6,714,616
----------------------------------------------------------------------------------------------------------------
Societe Generale                                                                       12,000          1,893,291
----------------------------------------------------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros SA, Sponsored GDR                                225,000          4,696,875
                                                                                                    ------------
                                                                                                      44,982,779

----------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--0.8%
Singer & Friedlander Group plc                                                      1,566,600          3,077,139
----------------------------------------------------------------------------------------------------------------
INSURANCE--4.3%
AXA SA                                                                                 31,000          4,012,150
----------------------------------------------------------------------------------------------------------------
Istituto Nazionale delle Assicurazioni                                              1,956,300          5,176,602
Ockham Holdings plc                                                                 1,650,000          1,879,209
----------------------------------------------------------------------------------------------------------------
Reinsurance Australia Corp. Ltd.                                                    2,060,456          4,656,105
                                                                                                    ------------
                                                                                                      15,724,066


                    17  Oppenheimer International Growth Fund

                                                                                                    MARKET VALUE
                                                                                   SHARES           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
INDUSTRIAL--14.2%
----------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.0%
Halma plc                                                                           1,862,100       $  3,611,461
----------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--6.3%
Aegis Group plc                                                                     3,181,100          4,686,273
----------------------------------------------------------------------------------------------------------------
BAU Holdings AG, Preference                                                            76,000          2,811,034
----------------------------------------------------------------------------------------------------------------
Boskalis Westminster                                                                  268,787          4,088,382
----------------------------------------------------------------------------------------------------------------
Cia de Saneamento Basico do Estado de Sao Paulo                                    12,050,000          1,324,444
----------------------------------------------------------------------------------------------------------------
Coflexip SA, Sponsored ADR                                                            115,000          4,197,500
----------------------------------------------------------------------------------------------------------------
ICTS International NV(2)(3)                                                           375,000          1,851,563
----------------------------------------------------------------------------------------------------------------
VBH Holding AG                                                                        196,735          3,950,269
                                                                                                    ------------
                                                                                                      22,909,465

----------------------------------------------------------------------------------------------------------------
MANUFACTURING--3.4%
Chargeurs International SA                                                             65,000          3,416,535
----------------------------------------------------------------------------------------------------------------
Sauer, Inc.                                                                           150,000          1,406,250
----------------------------------------------------------------------------------------------------------------
Williams plc                                                                        1,213,307          7,520,084
                                                                                                    ------------
                                                                                                      12,342,869

----------------------------------------------------------------------------------------------------------------
TRANSPORTATION--3.5%
Internatio-Muller NV                                                                  152,777          3,509,759
----------------------------------------------------------------------------------------------------------------
MIF Ltd.(6)                                                                           204,400          3,724,082
----------------------------------------------------------------------------------------------------------------
Smit Internationale NV, CVA                                                           258,250          5,688,985
                                                                                                    ------------
                                                                                                      12,922,826

----------------------------------------------------------------------------------------------------------------
TECHNOLOGY--18.1%
----------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--1.1%
Imagineer Co. Ltd.                                                                     75,000            646,762
----------------------------------------------------------------------------------------------------------------
Psion plc                                                                             420,900          3,282,637
                                                                                                    ------------
                                                                                                       3,929,399

----------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES--4.7%
Cap Gemini SA                                                                          27,000          3,955,626
----------------------------------------------------------------------------------------------------------------
JBA Holdings plc                                                                      455,000          1,426,944
----------------------------------------------------------------------------------------------------------------
Lernout & Hauspie Speech Products NV(2)                                                44,300          1,794,150
----------------------------------------------------------------------------------------------------------------
Misys plc                                                                             735,710          5,258,194
----------------------------------------------------------------------------------------------------------------
Unit 4(2)                                                                             175,000          4,791,304
                                                                                                    ------------
                                                                                                      17,226,218


                    18  Oppenheimer International Growth Fund

                                                                                                    MARKET VALUE
                                                                                   SHARES           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
ELECTRONICS--1.9%
STMicroelectronics NV, NY Shares(2)                                                   102,000       $  6,846,750
----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY--10.4%
Altran Technologies SA                                                                 58,000         13,491,460
----------------------------------------------------------------------------------------------------------------
British Sky Broadcasting Group plc                                                  1,005,000          8,352,329
----------------------------------------------------------------------------------------------------------------
Cable & Wireless Optus Ltd.(2)                                                      1,695,000          3,170,611
----------------------------------------------------------------------------------------------------------------
Kinnevik Investments AB Free, Series B                                                140,000          3,971,753
----------------------------------------------------------------------------------------------------------------
Societe Europeene de Communication SA, A Shares, Sponsored ADR(2)                       5,500            123,063
----------------------------------------------------------------------------------------------------------------
Societe Europeene de Communication SA, B Shares, Sponsored ADR(2)                      49,500          1,157,063
----------------------------------------------------------------------------------------------------------------
Sonera Group Oyj(2)                                                                   249,100          3,585,033
----------------------------------------------------------------------------------------------------------------
Tandberg Television ASA(2)                                                            440,000          4,214,618
                                                                                                    ------------
                                                                                                      38,065,930

----------------------------------------------------------------------------------------------------------------
UTILITIES--8.8%
----------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.5%
Cia Paranaense Energia, Sponsored ADR, Preference B Shares                            200,000          1,950,000
----------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--8.3%
ASM Lithography Holding NV(2)                                                          60,000          1,752,878
----------------------------------------------------------------------------------------------------------------
COLT Telcom Group plc(2)                                                              330,000          4,343,969
----------------------------------------------------------------------------------------------------------------
Embratel Participacoes SA, Sponsored ADR(2)                                            79,000          1,264,000
----------------------------------------------------------------------------------------------------------------
Energis plc(2)                                                                        585,000         10,573,336
----------------------------------------------------------------------------------------------------------------
Tele Celular Sul Participacoes SA, Sponsored ADR(2)                                     7,900            179,725
----------------------------------------------------------------------------------------------------------------
Tele Centro Oeste Celular Participacoes SA, Sponsored ADR(2)                           26,333            125,082
----------------------------------------------------------------------------------------------------------------
Tele Centro Sul Participacoes SA, Sponsored ADR(2)                                     15,800            901,588
----------------------------------------------------------------------------------------------------------------
Tele Leste Celular Participacoes SA, Sponsored ADR(2)                                   1,580             66,064
----------------------------------------------------------------------------------------------------------------
Tele Nordeste Celular Participacoes SA, Sponsored ADR(2)                                3,950            103,441
----------------------------------------------------------------------------------------------------------------
Tele Norte Celular Participacoes SA, Sponsored ADR(2)                                   1,580             64,681
----------------------------------------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA, Sponsored ADR(2)                                    79,000          1,343,000
----------------------------------------------------------------------------------------------------------------
Tele Sudeste Celular Participacoes SA, Sponsored ADR(2)                                15,800            426,600
----------------------------------------------------------------------------------------------------------------
Telecom Italia Mobile SpA                                                             550,000          3,613,774
----------------------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA, Sponsored ADR                                         79,000             13,578
----------------------------------------------------------------------------------------------------------------
Telemig Celular Participacoes SA, Sponsored ADR(2)                                      3,950            121,956
----------------------------------------------------------------------------------------------------------------
Telesp Celular Participacoes SA, Sponsored ADR(2)                                      31,600            829,500
----------------------------------------------------------------------------------------------------------------
Telesp Celular SA, Cl. B(2)                                                        35,400,000          2,490,764
----------------------------------------------------------------------------------------------------------------
Telesp Participacoes SA, Sponsored ADR(2)                                              79,000          2,113,250
                                                                                                    ------------
                                                                                                      30,327,186
                                                                                                    ------------
Total Common Stocks (Cost $351,228,533)                                                              352,250,212


                    19  Oppenheimer International Growth Fund

                                                                                                    MARKET VALUE
                                                                                  SHARES            SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--0.1%
----------------------------------------------------------------------------------------------------------------
Fresenius Medical Care AG, Preferred (Cost $253,187)                                    6,000       $    251,580

                                                                                  UNITS
----------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.3%
----------------------------------------------------------------------------------------------------------------
Biocompatibles International plc Wts., Exp. 4/99                                      306,717             20,250
----------------------------------------------------------------------------------------------------------------
Novogen Ltd. Wts., Exp. 12/98                                                       1,012,472          1,169,386
                                                                                                    ------------
Total Rights, Warrants and Certificates (Cost $1,191,963)                                              1,189,636

                                                                                  FACE
                                                                                  AMOUNT
----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--6.1%
----------------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets, 5.30%, dated 11/30/98, to be repurchased at $22,303,283 on 12/1/98, collateralized by U.S. Treasury Bonds, 9.875%, 11/15/15, with a value of $1,091,341, and U.S. Treasury Nts., 5.625%--8.875%,
12/31/98--10/31/01, with a value of $21,696,958 (Cost $22,300,000)                $22,300,000         22,300,000

----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $374,973,683)                                         102.8%       375,991,428
----------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                    (2.8)       (10,229,740)
                                                                                  -----------       ------------
NET ASSETS                                                                              100.0%      $365,761,688
                                                                                  ===========       ============

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $8,739,046 or 2.39% of the Fund's net assets as of November 30, 1998.

2. Non-income producing security.

3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 1998. The aggregate fair value of all securities of affiliated companies held by the Fund as of November 30, 1998, amounts to $6,620,916. Transactions during the period in which the issuer was an affiliate are as follows:

                            SHARES                GROSS        GROSS          SHARES                    DIVIDEND
                            NOVEMBER 30, 1997     ADDITIONS    REDUCTIONS     NOVEMBER 30, 1998         INCOME
----------------------------------------------------------------------------------------------------------------
ICTS International NV(4)              285,000        90,000            --               375,000               --
----------------------------------------------------------------------------------------------------------------
Lusomundo SGPS SA                     441,000        41,000       100,000               382,000               --
----------------------------------------------------------------------------------------------------------------
Ockham Holdings plc(5)              2,700,000       150,000     1,200,000             1,650,000          151,352
                                                                                                        --------
                                                                                                        $151,352
                                                                                                        ========

4. Not an affiliate as of November 30, 1997.

5. No longer an affiliate as of November 30, 1998.

6. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.


                    20  Oppenheimer International Growth Fund

--------------------------------------------------------------------------------
Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

COUNTRY                                                                          MARKET VALUE            PERCENT
----------------------------------------------------------------------------------------------------------------
Great Britain                                                                    $109,513,471               29.1%
----------------------------------------------------------------------------------------------------------------
France                                                                             58,089,177               15.4
----------------------------------------------------------------------------------------------------------------
Germany                                                                            27,161,631                7.2
----------------------------------------------------------------------------------------------------------------
United States                                                                      26,968,463                7.2
----------------------------------------------------------------------------------------------------------------
The Netherlands                                                                    24,913,788                6.6
----------------------------------------------------------------------------------------------------------------
Brazil                                                                             23,278,634                6.2
----------------------------------------------------------------------------------------------------------------
Switzerland                                                                        16,715,020                4.4
----------------------------------------------------------------------------------------------------------------
Portugal                                                                           16,042,994                4.3
----------------------------------------------------------------------------------------------------------------
Australia                                                                           9,473,402                2.5
----------------------------------------------------------------------------------------------------------------
Japan                                                                               9,400,177                2.5
----------------------------------------------------------------------------------------------------------------
Italy                                                                               8,790,376                2.3
----------------------------------------------------------------------------------------------------------------
Norway                                                                              7,938,700                2.1
----------------------------------------------------------------------------------------------------------------
Sweden                                                                              7,296,973                1.9
----------------------------------------------------------------------------------------------------------------
Argentina                                                                           6,845,675                1.8
----------------------------------------------------------------------------------------------------------------
Austria                                                                             5,923,011                1.6
----------------------------------------------------------------------------------------------------------------
Mexico                                                                              4,197,188                1.1
----------------------------------------------------------------------------------------------------------------
Croatia                                                                             3,991,050                1.1
----------------------------------------------------------------------------------------------------------------
Finland                                                                             3,585,033                1.0
----------------------------------------------------------------------------------------------------------------
Singapore                                                                           2,792,390                0.8
----------------------------------------------------------------------------------------------------------------
Belgium                                                                             1,794,150                0.5
----------------------------------------------------------------------------------------------------------------
Luxembourg                                                                          1,280,125                0.4
                                                                                 ------------              -----
Total                                                                            $375,991,428              100.0%
                                                                                 ============              =====

See accompanying Notes to Financial Statements.


                    21  Oppenheimer International Growth Fund

STATEMENT OF ASSETS AND LIABILITIES  November 30, 1998

================================================================================================================
ASSETS
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $368,582,670)                                                          $369,370,512
Affiliated companies (cost $6,391,013)                                                                 6,620,916
----------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                     1,457,457
Interest and dividends                                                                                   570,984
Investments sold                                                                                         725,706
Other                                                                                                     12,376
                                                                                                    ------------
Total assets                                                                                         378,757,951

================================================================================================================
LIABILITIES
Bank overdraft                                                                                         1,029,077
----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                  5,444,330
Shares of beneficial interest redeemed                                                                 6,102,278
Distribution and service plan fees                                                                       125,368
Transfer and shareholder servicing agent fees                                                            110,755
Trustees' fees--Note 1                                                                                    72,474
Shareholder reports                                                                                       53,644
Other                                                                                                     58,337
                                                                                                    ------------
Total liabilities                                                                                     12,996,263

================================================================================================================
NET ASSETS                                                                                          $365,761,688
                                                                                                    ============

================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                     $345,643,852
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                    1,849,052
----------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                                                         17,222,196
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                               1,046,588
                                                                                                    ------------
Net assets                                                                                          $365,761,688
                                                                                                    ============


                    22  Oppenheimer International Growth Fund

================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$186,858,805 and 12,368,308 shares of beneficial interest outstanding)                                    $15.11
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                               $16.03

----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $142,127,168
and 9,626,836 shares of beneficial interest outstanding)                                                  $14.76

----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,775,715
and 2,487,879 shares of beneficial interest outstanding)                                                  $14.78

See accompanying Notes to Financial Statements.







                    23  Oppenheimer International Growth Fund

STATEMENT OF OPERATIONS  For the Year Ended November 30, 1998

================================================================================================================
INVESTMENT INCOME
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $427,653)                               $  4,914,564
Affiliated companies                                                                                     151,352
----------------------------------------------------------------------------------------------------------------
Interest                                                                                               1,064,567
                                                                                                    ------------
Total income                                                                                           6,130,483

================================================================================================================
EXPENSES
Management fees--Note 4                                                                                2,637,912
----------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                  392,931
Class B                                                                                                1,256,304
Class C                                                                                                  324,164
----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                    960,226
----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                      148,612
----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                               57,721
----------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                                                       43,741
----------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                              37,114
----------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                               18,717
----------------------------------------------------------------------------------------------------------------
Other                                                                                                     20,624
                                                                                                    ------------
Total expenses                                                                                         5,898,066

================================================================================================================
NET INVESTMENT INCOME                                                                                    232,417

================================================================================================================
REALIZED AND UNREALIZED GAIN
Net realized gain on:
Investments:
  Unaffiliated companies                                                                              16,281,666
  Affiliated companies                                                                                   449,711
Foreign currency transactions                                                                          2,394,476
                                                                                                    ------------
Net realized gain                                                                                     19,125,853

----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                          (15,904,975)
Translation of assets and liabilities denominated in foreign currencies                                4,861,629
                                                                                                    ------------
Net change                                                                                           (11,043,346)
                                                                                                    ------------
Net realized and unrealized gain                                                                       8,082,507

================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $  8,314,924
                                                                                                    ============

See accompanying Notes to Financial Statements.



                    24  Oppenheimer International Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED NOVEMBER 30,
                                                                                1998                1997
================================================================================================================
OPERATIONS
Net investment income (loss)                                                    $    232,417        $   (886,021)
----------------------------------------------------------------------------------------------------------------
Net realized gain                                                                 19,125,853           4,336,322
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                            (11,043,346)          9,540,445
                                                                                ------------        ------------
Net increase in net assets resulting from operations                               8,314,924          12,990,746

================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gain:
Class A                                                                           (1,923,099)                 --
Class B                                                                           (1,435,063)                 --
Class C                                                                             (354,072)                 --

================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                           59,959,570          98,104,269
Class B                                                                           51,650,994          77,610,892
Class C                                                                           14,355,929          18,746,638

================================================================================================================
NET ASSETS
Total increase                                                                   130,569,183         207,452,545
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                              235,192,505          27,739,960
                                                                                ------------        ------------
End of period [including undistributed (overdistributed) net
investment income of $1,849,052 and $(40,740), respectively]                    $365,761,688        $235,192,505
                                                                                ============        ============

See accompanying Notes to Financial Statements.





                    25  Oppenheimer International Growth Fund

FINANCIAL HIGHLIGHTS

                                             CLASS A                                            CLASS B
                                             ------------------------------------------         --------
                                                                                                YEAR ENDED
                                             YEAR ENDED NOV. 30,                                NOV. 30,
                                             1998             1997              1996(1)         1998
========================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period           $14.37           $11.74           $10.00           $14.15
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                      .05             (.05)(2)         (.01)            (.03)
Net realized and unrealized gain                  .91             2.68 (2)         1.75              .86
                                               ------           ------           ------           ------
Total income from investment
operations                                        .96             2.63             1.74              .83

--------------------------------------------------------------------------------------------------------
Distributions to shareholders:
Distributions from net realized gain             (.22)              --               --             (.22)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $15.11           $14.37           $11.74           $14.76
                                               ======           ======           ======           ======

========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)              6.78%           22.40%           17.40%            5.95%

========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                               $186,859         $122,720          $16,918         $142,127
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $175,022         $ 66,156          $ 8,992         $125,772
--------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                     0.44%           (0.36)%          (0.26)%(4)       (0.34)%
Expenses                                         1.40%            1.78%            1.88%(4)(5)      2.18%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                       81.8%            64.2%            42.6%            81.8%

1. For the period from March 25, 1996 (commencement of operations), to November 30, 1996.

2. Based on average shares outstanding for the period.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.







                    26  Oppenheimer International Growth Fund

                                   CLASS C
-------------------------          ----------------------------------------

                                   YEAR ENDED NOV. 30,
1997             1996(1)           1998             1997             1996(1)
===========================================================================

  $11.65           $10.00           $14.17           $11.66          $10.00
---------------------------------------------------------------------------

    (.12)(2)         (.10)            (.03)            (.13)(2)        (.09)
    2.62(2)          1.75              .86             2.64(2)         1.75
  ------           ------           ------           ------          ------

    2.50             1.65              .83             2.51            1.66

---------------------------------------------------------------------------

      --               --             (.22)              --              --
---------------------------------------------------------------------------
  $14.15           $11.65           $14.78           $14.17          $11.66
  ======           ======           ======           ======          ======

===========================================================================
   21.46%           16.50%            5.94%           21.53%          16.60%

===========================================================================


 $90,565           $8,673          $36,776          $21,908          $2,149
---------------------------------------------------------------------------
 $45,553           $3,628          $32,460          $10,864          $  938
---------------------------------------------------------------------------

   (1.14)%          (1.46)%(4)       (0.34)%          (1.18)%         (1.48)%(4)
    2.56%            2.84%(4)(5)      2.17%            2.55%           2.82%(4)(5)
---------------------------------------------------------------------------
    64.2%            42.6%            81.8%            64.2%           42.6%


5. The expense ratio reflects the effect of expenses paid indirectly by the Fund.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1998, were $396,379,087 and $255,705,145, respectively.

See accompanying Notes to Financial Statements.





                    27  Oppenheimer International Growth Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer International Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund invests primarily in common stocks of foreign companies in countries throughout the world, including emerging markets. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                   28  Oppenheimer International Growth Fund

===============================================================================

REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended November 30, 1998, a provision of $30,889 was made for the Fund's projected benefit obligations and payments of $3,017 were made to retired trustees, resulting in an accumulated liability of $68,612 as of November 30, 1998.

                    The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


                   29  Oppenheimer International Growth Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

                    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 1998, amounts have been reclassified to reflect an increase in undistributed net investment income of $1,657,375. Accumulated net realized gain on investments was decreased by the same amount.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.




                   30  Oppenheimer International Growth Fund

2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                        YEAR ENDED NOVEMBER 30, 1998             YEAR ENDED NOVEMBER 30, 1997
                                        --------------------------------         -------------------------------
                                        SHARES            AMOUNT                 SHARES             AMOUNT

----------------------------------------------------------------------------------------------------------------
Class A:

Sold                                      18,467,865       $ 286,589,304           9,482,388        $131,799,793
Distributions reinvested                     128,681           1,855,568                  --                  --
Redeemed                                 (14,770,487)       (228,485,302)         (2,380,909)        (33,695,524)
                                        ------------       -------------         -----------        ------------
Net increase                               3,826,059       $  59,959,570           7,101,479        $ 98,104,269
                                        ============       =============         ===========        ============

----------------------------------------------------------------------------------------------------------------
Class B:
Sold                                       6,056,317       $  93,527,036           6,811,211        $ 93,996,802
Distributions reinvested                      97,718           1,387,772                  --                  --
Redeemed                                  (2,926,466)        (43,263,814)         (1,156,189)        (16,385,910)
                                         -----------       -------------         -----------        ------------
Net increase                               3,227,569       $  51,650,994           5,655,022        $ 77,610,892
                                         ===========       =============         ===========        ============

----------------------------------------------------------------------------------------------------------------
Class C:
Sold                                       6,214,051       $  93,630,903           2,911,937        $ 40,604,864
Distributions reinvested                      23,895             339,786                  --                  --
Redeemed                                  (5,296,238)        (79,614,760)         (1,550,039)        (21,858,226)
                                         -----------       -------------         -----------        ------------
Net increase                                 941,708       $  14,355,929           1,361,898        $ 18,746,638
                                         ===========       =============         ===========        ============

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of November 30, 1998, net unrealized appreciation on investments of $1,017,745 was composed of gross appreciation of $45,941,115, and gross depreciation of $44,923,370.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, and 0.67% of average annual net assets in excess of $2 billion. The Fund's management fee for the year ended November 30, 1998 was 0.79% of average annual net assets for Class A, Class B and Class C shares.


                   31  Oppenheimer International Growth Fund

================================================================================

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

For the year ended November 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,366,674, of which $394,993 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $119,332, $2,142,928 and $195,286, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $188,317 and $2,827, respectively. During the year ended November 30, 1998, OFDI received contingent deferred sales charges of $301,906 and $17,922, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                    OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

                    The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended November 30, 1998, OFDI paid $42,974 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                    The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal service for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended November 30, 1998, OFDI paid $9,902 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $1,131,768 and $265,957, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of November 30, 1998, OFDI had incurred excess distribution and servicing costs of $4,234,441 for Class B and $379,221 for Class C.




                   32  Oppenheimer International Growth Fund

===============================================================================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                    The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                    Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                    Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Gains and losses on outstanding contracts (unrealized appreciation or depreciation on forward contracts) are reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                    Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

===============================================================================
6. ILLIQUID AND RESTRICTED SECURITIES

As of November 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of November 30, 1998, was $3,724,082, which represents 1.02% of the Fund's net assets.


                   33  Oppenheimer International Growth Fund

===============================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

                    The Fund had no borrowings outstanding during the year ended November 30, 1998.

                   34  Oppenheimer International Growth Fund

INDEPENDENT AUDITORS' REPORT

===============================================================================
The Board of Trustees and Shareholders
of Oppenheimer International Growth Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer International Growth Fund as of November 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, and the period from March 25, 1996 (commencement of operations), to November 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund as of November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, and the period from March 25, 1996 (commencement of operations), to November 30, 1996, in conformity with generally accepted accounting principles.

KPMG LLP

Denver, Colorado
December 21, 1998

                   35  Oppenheimer International Growth Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)

===============================================================================
In early 1999 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                    A distribution of $0.2230 per share was paid to Class A, Class B and Class C shareholders on December 5, 1997, of which, for each class of shares, $0.1107 was designated as a capital gain distribution in the "28% Rate Group" and $0.0216 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

                    Dividends paid by the Fund during the fiscal year ended November 30, 1998, which are not designated as capital gain distributions should be multiplied by 1.15% to arrive at the net amount eligible for the corporate dividend-received deduction.

                    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                   36  Oppenheimer International Growth Fund

OPPENHEIMER INTERNATIONAL GROWTH FUND

===============================================================================
OFFICERS AND TRUSTEES            Leon Levy, Chairman of the Board of Trustees
                                 Donald W. Spiro, Vice Chairman of the Board of
                                   Trustees
                                 Bridget A. Macaskill, Trustee and President
                                 Robert G. Galli, Trustee
                                 Benjamin Lipstein, Trustee
                                 Elizabeth B. Moynihan, Trustee
                                 Kenneth A. Randall, Trustee
                                 Edward V. Regan, Trustee
                                 Russell S. Reynolds, Jr., Trustee
                                 Pauline Trigere, Trustee
                                 Clayton K. Yeutter, Trustee
                                 George Evans, Vice President
                                 George C. Bowen, Treasurer
                                 Robert J. Bishop, Assistant Treasurer
                                 Scott T. Farrar, Assistant Treasurer
                                 Andrew J. Donohue, Secretary
                                 Robert G. Zack, Assistant Secretary

===============================================================================
INVESTMENT ADVISOR               OppenheimerFunds, Inc.

===============================================================================
DISTRIBUTOR                      OppenheimerFunds Distributor, Inc.

===============================================================================
TRANSFER AND SHAREHOLDER         OppenheimerFunds Services
SERVICING AGENT

===============================================================================
CUSTODIAN OF                     The Bank of New York
PORTFOLIO SECURITIES

===============================================================================
INDEPENDENT AUDITORS             KPMG LLP

===============================================================================
LEGAL COUNSEL                    Gordon Altman Butowsky Weitzen Shalov & Wein

                                 This is a copy of a report to shareholders of Oppenheimer International Growth Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer International Growth Fund. For material information concerning the Fund, see the Prospectus.

                                 Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                   37  Oppenheimer International Growth Fund

OPPENHEIMERFUNDS FAMILY

===============================================================================================================
REAL ASSET FUNDS
---------------------------------------------------------------------------------------------------------------
Real Asset Fund                      Gold & Special Minerals Fund

===============================================================================================================
GLOBAL STOCK FUNDS
---------------------------------------------------------------------------------------------------------------
Developing Markets Fund              International Growth Fund             Quest Global Value Fund
International Small                  Global Fund                           Global Growth & Income Fund
  Company Fund

===============================================================================================================
STOCK FUNDS
---------------------------------------------------------------------------------------------------------------
Enterprise Fund                      MidCap Fund                           Growth Fund
Discovery Fund                       Capital Appreciation Fund             Disciplined Value Fund
Quest Small Cap Value Fund           Quest Capital Value Fund              Quest Value Fund
                                                                           Large Cap Growth Fund

===============================================================================================================
STOCK & BOND FUNDS
---------------------------------------------------------------------------------------------------------------
Main Street Growth &                 Total Return Fund                     Disciplined Allocation Fund
  Income Fund(1)                     Quest Balanced                        Multiple Strategies Fund
Quest Opportunity                      Value Fund(2)                       Convertible Securities Fund(3)
  Value Fund                         Equity Income Fund

===============================================================================================================
TAXABLE BOND FUNDS
---------------------------------------------------------------------------------------------------------------
International Bond Fund              Champion Income Fund                  U.S. Government Trust
World Bond Fund                      Strategic Income Fund                 Limited-Term Government Fund
High Yield Fund                      Bond Fund

===============================================================================================================
MUNICIPAL BOND FUNDS
---------------------------------------------------------------------------------------------------------------
California Municipal Fund(4)         Municipal Bond Fund                   Rochester Division:
Florida Municipal Fund(4)            Insured Municipal Fund                Rochester Fund Municipals
New Jersey Municipal Fund(4)         Intermediate Municipal Fund         Limited Term New York
New York Municipal Fund(4)                                                     Municipal Fund
                                                                           Pennsylvania Municipal Fund(4)

===============================================================================================================
MONEY MARKET FUNDS(5)
---------------------------------------------------------------------------------------------------------------
Money Market Fund                    Cash Reserves


1. On 12/22/98, the Fund's name was changed from "Main Street Income & Growth Fund."

2. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

3. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

4. Available only to investors in certain states.

5. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.


                   38  Oppenheimer International Growth Fund

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INFORMATION AND SERVICES
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As an Oppenheimer fund shareholder, you have some special privileges. Whether
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     And when you need help, our Customer Service Representatives are only a
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[OPPENHEIMERFUNDS LOGO]

RA0825.001.1198  January 29, 1999